UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 2, 2009
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On July 2, 2009, Trustmark Corporation (the “Corporation”) filed an Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 31, 2008 (the "Form 10-K/A").  The Form 10-K/A was filed in response to comments received by the Corporation from the staff of the Division of Corporation Finance of the Securities and Exchange Commission.

The Form 10-K/A includes only those items that changed (Item 1– Business; Item 1A – Risk Factors; Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operation; Items 10 through 14, inclusive; and Item 15 – Exhibits and Financial Statement Schedules) relative to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008 (the "Form 10-K"), filed on February 26, 2009.  Other than the items included in the Form 10-K/A, no changes were made to any other Item of the Form 10-K (including Item 8 – Financial Statements and Supplementary Data), and the disclosure and information contained in these unaffected Items can be found in the Form 10-K, filed on February 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	July 2, 2009